UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2003



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


         DELAWARE                                                36-3664868
(State or other jurisdiction         0-18121                  (I.R.S. Employer
      of Incorporation)       (Commission File Number)       Identification No.)


  55TH STREET & HOLMES AVENUE
   CLARENDON HILLS, ILLINOIS
(Address of principal executive                                     60514
           offices)                                              (Zip Code)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

ITEM 5.  OTHER EVENTS.
         ------------

     Attached as Exhibit 99.1 is a copy of the Press Release issued by MAF Bancorp, Inc. on July 23, 2003 announcing the corporation's financial results for the second quarter of 2003, which is incorporated herein by reference. This information, filed under Item 5. Other Events, is also deemed to be provided under Item 12. Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216; 34-47583.

ITEM 7(C).  EXHIBITS.
            --------

Exhibit 99.1   Press Release dated July 23, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

     See Item 5.


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAF BANCORP, INC.


                                               By:  /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                     Chief Financial Officer

Date:  July 23, 2003


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


                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

Exhibit 99.1      Press Release dated July 23, 2003.


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